DDCP
January 1, 2009

Exhibit (10.2)

EASTMAN KODAK COMPANY

DEFERRED COMPENSATION PLAN FOR DIRECTORS

Article                                                                                                                   Page

Preamble                                                                                                                   1

1.           Definitions                                                                                                 1

2.           Term                                                                                                            7

3.           Participation                                                                                               7

4.           Deferral of Compensation                                                                        8

5.           Deferral Elections                                                                                      8

6.           Hypothetical Investments                                                                       9

7.           Investment Elections                                                                                9

8.           Payment of Deferred Compensation                                                      11

9.           Administration                                                                                          16

10.           Miscellaneous                                                                                         17

11.           Change in Control                                                                                   19

12.           Retirement Plan Amounts                                                                      19

Amended and Restated on __________________, 2008, Effective as of January 1, 2009

Eastman Kodak Company
Deferred Compensation Plan For Directors

Table of Contents

Article                                                                                                                   Page

Preamble                                                                                                                  1

1.           Definitions                                                                                                 1

2.           Term                                                                                                           7

3.           Participation                                                                                              7

4.           Deferral of Compensation                                                                       8

5.           Deferral Elections                                                                                     8
5.1           In General                                                                                8
5.2           Timing                                                                                      8
5.3           Irrevocability                                                                           8
5.4           Elections                                                                                  8

6.           Hypothetical Investments                                                                       9
6.1           Deferred Compensation Account                                        9
6.2           Stock Account                                                                        9
6.3           Time Accounts are Credited                                                 9
6.4           Stock Account Crediting                                                       9

7.           Investment Elections                                                                                9
7.1           Elections                                                                                   9
7.2           Elections into the Stock Account                                       10
7.3           Elections out of the Stock Account                                    10
7.4           Dividend Equivalents in the Stock Account                     10
7.5           Stock Dividends in the Stock Account                              10
7.6           Recapitalization in the Stock Account                                11
7.7           Distributions from the Stock Account                                11

8.           Payment of Deferred Compensation                                                      11
8.1           Background                                                                             11
8.2           Manner of Payment                                                                11
8.3           Timing of Payments                                                                13
8.4           Valuation                                                                                  15
8.5           Payment of Deferred Compensation After Death              15

9.           Administration                                                                                          16
9.1           Responsibility                                                                         16
9.2           Authority of Administrator                                                   17
9.3           Discretionary Authority                                                        17
9.4           Delegation of Authority                                                        17

DDCP
January 1, 2009

Eastman Kodak Company
Deferred Compensation Plan For Directors

Table of Contents Continued

Article                                                                                                                                          Page

10.           Miscellaneous                                                                                               17
10.1                      Participant’s Rights Unsecured                                     17
10.2                      Non-Assignability                                                            17
10.3                      Statement of Account                                                      18
10.4                      Amendment                                                                       18
10.5                      Governing Law                                                                  18
10.6                      Non Guarantee of Tax Consequences                           18
10.7                      Compliance with Securities Laws                                   18

11.           Change In Control                                                                                          19
11.1                      Background                                                                        19
11.2                      Payment of Deferred Compensation                               19
11.3                      Amendment On or After Change In Control                 19

12.           Retirement Plan Amounts                                                                              19
12.1                      Background                                                                         19
12.2                      Crediting of Accrued Benefit                                            20
12.3                      Dividend Equivalents                                                     20
12.4                      Stock Dividends, Recapitalization and Distributions        20
12.5                      Remaining Terms                                             20

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January 1, 2009

EASTMAN KODAK COMPANY

DEFERRED COMPENSATION PLAN FOR DIRECTORS

Preamble.

The name of this Plan is the Eastman Kodak Company Deferred Compensation Plan for Directors.  Its purpose is to provide certain members of the Board of Directors of Eastman Kodak Company with an opportunity to defer compensation earned as a Director.

This Plan is intended to satisfy Code section 409A with respect to benefits subject thereto, and the terms and conditions of this Plan shall be interpreted and construed accordingly.  This Plan also provides for benefits not subject to Code section 409A by reason of having been earned and vested before January 1, 2005, and no amendment to this Plan that might constitute a “material modification” within the meaning of Code section 409A and the Treasury regulations thereunder shall apply to such benefits unless such amendment expressly provides for the loss of such benefits’ grandfathered status.

From January 1, 2005 through December 31, 2008, this Plan was operated in good faith compliance with the requirements of Code section 409A, and the Treasury regulations and applicable guidance thereunder.  Any administrative practices and interpretations established in order to enable the Plan to operate in good-faith compliance but contrary to the terms of such Plan as then in effect are hereby expressly ratified.  Effective January 1, 2009, the terms and conditions of this amended and restated Plan have been adopted to reflect the final Treasury regulations under Code section 409A.

This Plan will be interpreted and administered in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance with respect to benefits subject to Code section 409A.

Article 1.          Definitions

1.1           Account

"Account" means the Deferred Compensation Account or the Stock Account.

1.2           Administrator

“Administrator” means the Controller of Kodak.

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1.3           Beneficiary

"Beneficiary" means the person or persons (including, but not limited to, a trust) designated as such in accordance with Section 8.5(C).

1.4           Board

"Board" means the Board of Directors of Kodak.

1.5           Cash Deferrable Amount

“Cash Deferrable Amount” means that portion of a Participant’s Deferrable Amount that would otherwise be paid to the Participant in cash absent the Participant’s election to defer.

1.6           Change in Control

"Change in Control," with respect to Grandfathered Benefits, means the occurrence of any one of the following events:

A.
individuals who, on December 9, 1999, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 9, 1999, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Kodak in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Kodak as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Act) ("Election Contest") or any other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (as such term is defined in Section 3(a)(9) of the Act) other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed to be an Incumbent Director;

B.
any person is or becomes a "beneficial owner" (as defined in Rule13d-3 under the Act), directly or indirectly, of securities of Kodak representing 25% or more of the combined voting power of Kodak's then outstanding securities eligible to vote for the election of the Board (the "Kodak Voting Securities"); provided, however, that the event described in this paragraph (B) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by Kodak or any subsidiary, (ii) by

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any employee benefit plan (or related trust) sponsored or maintained by Kodak or any subsidiary, or (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities;

C.
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Kodak         or any of its subsidiaries that requires the approval of Kodak's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Reorganization"), or sale or other disposition of all or substantially all of Kodak's assets to an entity that is not an affiliate of Kodak (a "Sale"), unless immediately following such Reorganization or Sale:  (i) more than 60% of the total voting power of (x) the corporation resulting from such Reorganization or Sale (the "Surviving Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving        Company (the "Parent Company"), is represented by Kodak Voting Securities that were outstanding immediately prior to such         Reorganization or Sale (or, if applicable, is represented by shares into which such Kodak Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Kodak Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (iii) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent          Company, the Surviving Company) following the consummation of the         Reorganization or Sale were Incumbent Directors at the time of the    Board's approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

D.	the shareholders of Kodak approve a plan of complete liquidation or dissolution of Kodak.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of Kodak Voting Securities as a result of the acquisition of Kodak Voting Securities by Kodak which reduces the number of Kodak Voting Securities outstanding; provided that if after such acquisition by Kodak such person becomes the beneficial owner of

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additional Kodak Voting Securities that increases the percentage of outstanding Kodak Voting Securities beneficially owned by such person, a Change in Control shall then occur.

With respect to benefits other than Grandfathered Benefits, “Change in Control” means an event that both satisfies the above definition and qualifies as a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” within the meaning of sections 1.409A-3(a)(5) and 1.409A-3(i)(5) of the Treasury regulations.  Solely for the purpose of determining whether a “Change in Control” has occurred in connection with the payment of benefits other than Grandfathered Benefits, it is noted that the above definition of “Change in Control” shall be interpreted to require that in the case of director elections under A, the approval of the Incumbent Directors must be given prior to their election, and references to a “subsidiary” or “affiliate” of Kodak shall mean an entity in which Kodak possesses a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of the second entity entitled to vote generally in the election of directors or in which Kodak has the right to receive 50% or more of the distribution of profits or 50% of the assets on liquidation or dissolution.

1.7           Code

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

1.8           Common Stock

"Common Stock" means the common stock of Kodak.

1.9           Deferrable Amount

"Deferrable Amount" means the amount of compensation (whether payable in cash or Common Stock) otherwise payable to a Participant (exclusive of expense reimbursements) for serving on the Board.

1.10         Deferred Compensation Account

"Deferred Compensation Account" means the account established by Kodak for each Participant that bears interest at the Interest Rate.  The maintenance of individual Deferred Compensation Accounts is for bookkeeping purposes only.

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1.11         Enrollment Period

"Enrollment Period" means the period designated by the Administrator each year; provided however, that the Enrollment Period for a given calendar year shall always commence and end in the year immediately prior to such calendar year.

1.12         Grandfathered Benefits

“Grandfathered Benefits” shall mean benefits payable under this Plan that are not subject to Code section 409A by reason of having been earned and vested as of December 31, 2004, provided that benefits shall cease to be Grandfathered Benefits if the Plan is “materially modified” with respect to such Grandfathered Benefits after October 3, 2004.  Grandfathered Benefits shall be accounted for separately, and shall be adjusted for attributable earnings and losses.

1.13         Interest Rate

"Interest Rate" means the base rate, as reported in the "Money Rates" section of The Wall Street Journal, on corporate loans posted by at least 75% of the nation's 30 largest banks (known as the "Prime Rate").

1.14         Kodak

"Kodak" means Eastman Kodak Company.

1.15         Market Value

"Market Value" means the mean between the high and low at which the Common Stock trades as quoted in the New York Stock Exchange Composite Transactions as published in The Wall Street Journal for the day for which the determination is to be made or, if such day is not a trading day, the immediately preceding trading day.

1.16         Plan

"Plan" means the Eastman Kodak Company Deferred Compensation Plan For Directors as adopted by the Board and amended.

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1.17         Participant

"Participant" means (i) any member of the Board who is not an employee of Kodak; or (ii) any former member of the Board who has a balance in an Account under the Plan.

1.19         Separation From Service

“Separation From Service” means a “separation from service” within the meaning of Code section 409A (taking into account section 1.409A-1(h) of the Treasury regulations and other guidance of general applicability issued thereunder), administered in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance, it being intended that for this purpose, “separation from service” will be determined based on services performed for the Company and all entities which are part of the same “controlled group” or group of trades or business under “common control” as the Company within the meaning of Code sections 414(b) or (c) (meaning, for the avoidance of doubt, that the Plan shall apply the 80 percent common control standard stated in such Code sections and the Treasury regulations thereunder).  Furthermore, a director who is or becomes an employee but who has an Account under this Plan shall be treated as separating from service for purposes of this Plan if the director would be deemed to have separated from service as a director if his or her services as an employee were disregarded, in accordance with section 1.409A-1(h)(5) of the Treasury regulations.

1.20         Stock Account

"Stock Account" means the account established by Kodak for each Participant, the performance of which is measured by reference to the Market Value of Common Stock.  The maintenance of individual Stock Accounts is for bookkeeping purposes only.

1.21         Stock Deferrable Amount

“Stock Deferrable Amount” means that portion of a Participant’s Deferrable Amount that would otherwise be paid to the Participant in Common Stock absent the Participant’s election to defer.

1.22         Valuation Date

"Valuation Date" means, with regards to a Participant's Deferred Compensation Account, the last day of each calendar month and, with regards to the Participant's Stock Account, the last business day of each calendar month.

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Article 2.          Term

The Plan became effective January 1, 1979.

Article 3.          Participation

Only Participants shall be eligible to participate in the Plan.

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Article 4.          Deferral of Compensation

For any given calendar year, a Participant may make a deferral election, in accordance with the requirements of Article 5 below, to defer receipt of all or any portion of his or her Deferrable Amount to be earned during such year into his or her Accounts.  Any Deferrable Amount that is so deferred shall be credited to the Participant's Accounts in accordance with Article 6 below.

Article 5.          Deferral Elections

5.1           In General

A Participant may make a deferral election to defer compensation by executing and returning to the Administrator in accordance with this Article 5 a deferred compensation form provided by Kodak.

5.2           Timing

A Participant who wishes to defer compensation under the Plan must irrevocably elect to do so during an Enrollment Period.  Such election shall be effective for the calendar year immediately following the Enrollment Period during which such election was made and for all succeeding calendar years, unless the Participant revokes his or her election or files a new election during the Enrollment Period for such a succeeding calendar year.  Any such revocation or election, as the case may be, shall be effective on the first day of such succeeding calendar year.

5.3           Irrevocability

Deferral elections made under this Plan with respect to any calendar year will be final and, after the close of the Enrollment Period for such calendar year, may not be revoked or amended in any manner until the Enrollment Period for a succeeding calendar year.  Any such revocation or amendment, as the case may be, shall be effective on the first day of such succeeding calendar year.

5.4           Elections

A deferred compensation form filed by a Participant during an Enrollment Period shall indicate: (1) the amount of the Cash Deferrable Amount to be deferred; and (2) the amount of the Stock Deferrable Amount to be deferred.  Cash Deferrable Amounts that are deferred by a Participant will be credited to the Participant’s

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Deferred Compensation Account.  Stock Deferrable Amounts that are deferred by a Participant will be credited to the Participant’s Stock Account.

Article 6.          Hypothetical Investments

6.1           Deferred Compensation Account

Amounts in a Participant's Deferred Compensation Account are hypothetically invested in an interest bearing account which bears interest computed at the Interest Rate, compounded monthly.

6.2           Stock Account

Amounts in a Participant's Stock Account are hypothetically invested in units of Common Stock.  Amounts transferred to a Stock Account are recorded as units of Common Stock, and fractions thereof, with one unit equating to a single share of Common Stock.  Thus, the value of one unit shall be the Market Value of a single share of Common Stock.  The use of units is merely a bookkeeping convenience; the units are not actual shares of Common Stock.  Kodak will not reserve or otherwise set aside any Common Stock for or to any Stock Account.

6.3           Time Accounts are Credited

Amounts to be deferred shall be credited to the Participant’s Accounts on the date such amounts would otherwise be payable.

6.4           Stock Account Crediting

If a Participant elects to defer into his or her Stock Account, the Stock Account of the Participant will, for so long as the election remains in effect, be credited with that number of units of Common Stock equal to the number of shares of Common Stock that would otherwise be paid to the Participant but for his or her election to defer.

Article 7.          Investment Elections

7.1           Elections

A Participant may make an investment election to direct that all or any portion, designated as a whole percentage, of the existing balance of one of his or her Accounts be transferred to his or her other Account, effective as of the close of business on the last day of any calendar month (hereinafter the election's "Effective Date"), by filing a written election with the Administrator on or prior to such date.

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7.2           Election into the Stock Account

If a Participant makes an investment election pursuant to Section 7.1 to transfer an amount from his or her Deferred Compensation Account to his or her Stock Account, effective as of the election's Effective Date, (i) his or her  Stock Account shall be credited with that number of units of Common Stock, and fractions thereof, obtained by dividing the dollar amount elected to be transferred by the Market Value of the Common Stock on the Valuation Date immediately preceding or coincident with the election's Effective Date; and (ii) his or her Deferred Compensation Account shall be reduced by the amount elected to be transferred.

7.3           Election out of the Stock Account

If a Participant makes an investment election pursuant to Section 7.1 to transfer an amount from his or her Stock Account to his or her Deferred Compensation Account, effective as of the election's Effective Date, (i) his or her Deferred Compensation Account shall be credited with a dollar amount equal to the amount obtained by multiplying the number of units to be transferred by the Market Value of the Common Stock on the Valuation Date immediately preceding or coincident with the election's Effective Date; and (ii) his or her Stock Account shall be reduced by the number of units elected to be transferred.

7.4           Dividend Equivalents in the Stock Account

Effective as of the payment date for each cash dividend on the Common Stock, additional units of Common Stock shall be credited to the Stock Account of each Participant who has a balance in his or her Stock Account on the record date for such dividend.  The number of units that shall be credited to the Stock Account of such a Participant shall be computed by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of units of Common Stock held in the Participant's Stock Account on the record date for such dividend and dividing the product thereof by the Market Value of the Common Stock on the payment date for such dividend.

7.5           Stock Dividends in the Stock Account

Effective as of the payment date for each stock dividend (as defined in Code section 305) on the Common Stock, additional units of Common Stock shall be credited to the Stock Account of each Participant who has a balance in his or her Stock Account on the record date for such dividend.  The number of units that shall be credited to the Stock Account of such a Participant shall equal the number of shares of Common

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Stock which the Participant would have received as stock dividends had he or she been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of units credited to his or her Stock Account on such record date.  To the extent the Participant would have also received cash, in lieu of fractional shares of Common Stock, had he or she been the record owner of such shares for such stock dividend, then his or her Stock Account shall also be credited with that number of units, or fractions thereof, equal to such cash amount divided by the Market Value of the Common Stock on the payment date for such dividend.

7.6           Recapitalization in the Stock Account

If Kodak undergoes a reorganization as defined in Code section 368(a), the Administrator shall, in his or her sole and absolute discretion, take whatever action he or she deems necessary, advisable or appropriate with respect to the Stock Accounts in order to reflect such transaction, including, but not limited to, adjusting the number of units credited to a Participant's Stock Account.  Any action taken shall comply with Code section 409A.

7.7           Distributions from the Stock Account

Amounts in respect of units of Common Stock shall be distributed in cash in accordance with Articles 8 and 11.  For purposes of a distribution pursuant to Articles 8 or 11, the number of units to be distributed from a Participant's Stock Account shall be valued by multiplying the number of such units by the Market Value of the Common Stock as of the Valuation Date immediately preceding the date such distribution is to occur.  Pending the complete distribution under Section 8.2 of the Stock Account of a Participant who is no longer a member of the Board, the Participant shall continue to be able to make elections pursuant to Sections 7.2 and 7.3 and his or her Stock Account shall continue to be credited with additional units of Common Stock pursuant to Sections 7.4, 7.5, and 7.6.

Article 8.          Payment of Deferred Compensation

8.1           Background

No withdrawal may be made from a Participant's Accounts except as provided in this Article 8 and Article 11.

8.2           Manner of Payment

Payment of the Participant’s Accounts shall be made as set forth below.

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A.
Payment of the portion of a Participant’s Accounts which consists of Grandfathered Benefits shall be made at the sole discretion of the Administrator in a single sum payment or in annual installments; provided, however, that payment in the event of death shall be made in accordance with Section 8.5 below.  The maximum number of annual installments is ten.  All payments from the Plan shall be made in cash.  Nothing herein prohibits or requires payment of Grandfathered Benefits in the same manner as the remaining portion of the Participant's Accounts is paid in accordance with Section 8.2(B).

B.
Payment of the portion of a Participant’s Accounts which consists of benefits other than Grandfathered Benefits shall be made in accordance with the distribution election filed by the Participant at the time of such Participant’s initial election to participate in the Plan.  The distribution election shall comply with the following rules:

1)	The election shall not apply to any Grandfathered Benefits. Such benefits shall be distributed as determined by the Administrator, in its sole discretion, in accordance with Section 8.2(A).

2)
The Participant may elect payment in a single sum payment or in annual installments; provided, however, that payment in the event of death shall be made in accordance with Section 8.5 below.  The maximum number of annual installments is ten.  All payments from the Plan shall be made in cash.

For those Participants who were already Participants on January 1, 2005, distribution of benefits other than Grandfathered Benefits shall be determined as follows:

a)
In accordance with such Participant’s election, if the Participant filed an election by December 31, 2008, and such election complied with transition guidance issued by the Internal Revenue Service and the Plan’s administrative procedures and deadlines.

b)	If no such election was filed, in the form of a single sum payment.

A Participant who was not a Participant on January 1, 2005 but who fails to file a timely election shall receive payment in the form of a lump-sum payment.

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Notwithstanding the foregoing, but without limitation of the Administrator’s discretion to impose such earlier deadlines as he/she deems desirable for administrative purposes, the
Administrator may accept elections through December 31, 2008 in accordance with the Internal Revenue Service’s transition guidance under Code section 409A.

3)	Once filed, a distribution election is irrevocable and shall apply to all future contributions to the Plan (adjusted for earnings and losses thereon) except as stated in paragraph (4) below.

4)
If a Participant experiences a Separation From Service and then rejoins the Board, payments of amounts accrued prior to the initial Separation From Service (adjusted for earnings and losses thereon) shall continue unaffected.  However, the Participant may file a new distribution election at the time of his initial deferral election following reelection to the Board, which shall govern payments of amounts contributed thereafter (adjusted for earnings and losses thereon).

8.3           Timing

Payment of a Participant’s Accounts shall be made as set forth below.

A.
Payment of the portion of the Participant’s Accounts which consists of Grandfathered Benefits shall be made (or commence to be made) as soon as administratively possible following the fifth business day in March and shall commence in any year designated by the Administrator up through the tenth year following the year in which the Participant for any reason ceases to be a member of the Board.  Notwithstanding the immediately preceding sentence, payment in the event of death shall be made in accordance with Section 8.5.  Nothing herein prohibits or requires payment of Grandfathered Benefits at the same time as the remaining portion of the Participant’s Accounts is paid in accordance with Section 8.3(B).

B.
Payment of the portion of the Participant’s Accounts which consists of benefits other than Grandfathered Benefits shall be made (or commence to be made) in accordance with the distribution election filed by the Participant at the time of such Participant’s initial election to participate in the Plan.  Such distribution elections will be subject to the following rules:

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1)	The election shall not apply to any Grandfathered Benefits. Such benefits shall be distributed as determined by the Administrator, in its sole discretion, in accordance with Section 8.3(A).

2)
The Participant may elect to have payments commence in any year following the year of such Participant’s Separation From Service up through the tenth year.  Payments shall be made in the appointed year, as soon as administratively possible following the fifth business day in March of such year, provided, however, that payments in the event of death will be made in accordance with Section 8.5.

For those Participants who were already Participants on January 1, 2005, distribution of benefits other than Grandfathered Benefits shall be determined as follows:

a)
In accordance with such Participant’s election, if the Participant filed an election by December 31, 2008, and such election complied with transition guidance issued by the Internal Revenue Service and the Plan’s administrative procedures and deadlines.

b)	If no such election was filed, in the first full calendar year following Separation From Service.

A Participant who was not a Participant on January 1, 2005 but who fails to file a timely election shall be paid in the first full calendar year following Separation From Service.

Notwithstanding the foregoing, but without limitation of the Administrator’s discretion to impose such earlier deadlines as he/she deems desirable for administrative purposes, the Administrator may accept elections through December 31, 2008 in accordance with the Internal Revenue Service’s transition guidance under Code section 409A.

Notwithstanding the terms of any election, if the Participant at the time of Separation From Service is subject to the six-month waiting period following separation from service that Kodak requires for certain executive employees as a result of Code section 409A, and the payment date for the year in which payment is due is within the six-month waiting period, payment will be made as soon as practicable after the expiration of such period (and in any case within 90 days after such expiration).

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3)	Once filed, a distribution election is irrevocable and shall apply to all future contributions to the Plan (adjusted for earnings and losses thereon) except as stated in paragraph (4) below.

4)
If a Participant experiences a Separation From Service and then rejoins the Board, payments of amounts accrued prior to the initial Separation From Service (adjusted for earnings and losses thereon) shall continue unaffected.  However, the Participant may file a new distribution election at the time of his initial deferral election following reelection to the Board, which shall govern payments of amounts contributed thereafter (adjusted for earnings and losses thereon).

8.4           Valuation

The amount of each payment shall be equal to the value, as of the immediately preceding Valuation Date, of the Participant's Accounts, divided by the number of installments remaining to be paid.  If payment of a Participant's Accounts is to be made in installments and the Participant has a balance in his or her Stock Account at the time of the payment of an installment, the amount that shall be distributed from his or her Stock Account shall be the amount obtained by multiplying the total amount of the installment determined in accordance with the immediately preceding sentence by the percentage obtained by dividing the balance in the Stock Account as of the immediately preceding Valuation Date by the total value of the Participant's Accounts as of such Valuation Date.  Similarly, in such case, the amount that shall be distributed from the Participant's Deferred Compensation Account shall be the amount obtained by multiplying the total amount of the installment determined in accordance with the first sentence of this Section 8.4 by the percentage obtained by dividing the balance in the Deferred Compensation Account as of the immediately preceding Valuation Date by the total value of the Participant's Accounts as of such Valuation Date.  The calculations described in this Section shall be performed separately for the portion of Accounts attributable to Grandfathered Benefits and for the other portion of the Accounts.

8.5           Payment of Deferred Compensation After Death

If a Participant dies prior to complete payment of his or her Accounts, the provisions of this Section 8.5 shall become operative.

A.	Stock Account. Effective as of the date of a Participant's death, the entire balance of his or her Stock Account shall be transferred

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to his or her Deferred Compensation Account.  For purposes of valuing the units of Common Stock subject to such a transfer, the deceased Participant's Deferred Compensation Account shall be credited with a dollar amount equal to the amount obtained by multiplying the number of units in the deceased Participant's Stock Account at the time of his or her death by the Market Value of the Common Stock on the date of his or her death.  Thereafter, no amounts in the deceased Participant's Deferred Compensation Account shall be eligible for transfer to the deceased Participant's Stock Account by any person, including, but not by way of limitation, the deceased Participant's beneficiary or legal representative.

B.
Distribution.  The balance of the Participant's Accounts, valued as of the Valuation Date immediately preceding the date payment is made, shall be paid in a single, lump-sum payment to: (1) the beneficiary or contingent beneficiary designated by the Participant in accordance with Section 8.5(C); or, in the absence of a valid designation of a beneficiary or contingent beneficiary, (2) the Participant's estate within 30 days after appointment of a legal representative of the deceased Participant.  In any event, payment will be made no later than the end of the taxable year of death (or, if later, the fifteenth day of the third month following the date of death).

C.
Beneficiary Designation.  Each Participant shall have the right, at any time, to designate any person or persons as his or her Beneficiary or Beneficiaries (both primary and contingent) to whom payment under this Plan shall be made in the event of his or her death prior to complete distribution to the Participant of the benefits due him or her under the Plan.  Each Beneficiary designation shall become effective only when filed in writing with the Administrator during the Participant's lifetime on a form provided by the Administrator.  The filing of a new Beneficiary designation form with the Administrator will cancel all Beneficiary designation(s) previously filed.

Article 9.          Administration

9.1           Responsibility

The Administrator shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

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January 1, 2009

9.2           Authority of the Administrator

The Administrator shall have all the authority that may be necessary or helpful to enable him or her to discharge his or her responsibilities with respect to the Plan.  Without limiting the generality of the preceding sentence, the Administrator shall have the exclusive right: to interpret the Plan, to decide all questions concerning the amount of benefits payable under the Plan, to construe any ambiguous provision of the Plan, to correct any default, to supply any omission, to reconcile any inconsistency, and to decide any and all questions arising in the administration, interpretation, and application of the Plan.

9.3           Discretionary Authority

The Administrator shall have full discretionary authority in all matters related to the discharge of his or her responsibilities and the exercise of his or her authority under the Plan including, without limitation, the construction of the terms of the Plan and the determination of benefits under the Plan.  It is the intent of the Plan that the decisions of the Administrator and his or her actions with respect to the Plan shall be final and binding upon all persons having or claiming to have any right or interest in or under the Plan and that no such decision or action shall be modified upon judicial review unless such decision or action is proven to be arbitrary or capricious.

9.4           Delegation of Authority

The Administrator may delegate some or all of his or her authority under the Plan to any person or persons provided that any such delegation is in writing.

Article 10.          Miscellaneous

10.1         Participant's Rights Unsecured

The amounts payable under the Plan shall be unfunded, and the right of any Participant or his or her estate to receive any payment under the Plan shall be an unsecured claim against the general assets of Kodak.  No Participant shall have the right to exercise any of the rights or privileges of a shareholder with respect to the units credited to his or her Stock Account.

10.2         Non-Assignability

The right of a Participant to the payment of deferred compensation as provided in this Plan shall not be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance.

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10.3         Statement of Account

Statements will be sent no less frequently than annually to each Participant or his or her beneficiary or estate showing the value of the Participant's Accounts.

10.4         Amendment

The Plan may at any time or from time to time be amended, modified, suspended or terminated by resolution of the Board.  However, no amendment, modification, or termination shall, without the consent of a Participant, adversely affect such Participant's accruals in his or her Accounts.  No amendment, modification, suspension or termination will accelerate distributions unless such acceleration is approved by Kodak and permitted under Code section 409A and the Treasury regulations and interpretive guidance issued thereunder.

10.5         Governing Law

The Plan shall be construed, governed and enforced in accordance with the law of New York State, except as such laws are preempted by applicable federal law.

10.6         No Guarantee of Tax Consequences

No person connected with the Plan in any capacity, including, but not limited to, Kodak and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant or Beneficiary under the Plan, or that such tax treatment will apply to or be available to a Participant or Beneficiary on account of participation in the Plan.

10.7         Compliance with Securities Laws

Subject to the limitations imposed by Code section 409A, the Board may, from time to time, impose additional, or modify or eliminate existing, Plan terms, provisions, restrictions or requirements, including, but not by way of limitation, the provisions regarding a Participant's ability to elect into and out of his or her Stock Account under Sections 7.2 and 7.3 or the requirement of an automatic transfer pursuant to Section 8.5(A), as it deems necessary, advisable or appropriate in order to comply with applicable federal or state securities laws.  All such restrictions shall be in compliance with Code section 409A and the Treasury regulations thereunder.

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Article 11.          Change in Control

11.1         Background

Upon a Change In Control: (i) the terms of this Section 11 shall immediately become operative, without further action or consent by any person or entity, (ii) all terms, conditions, restrictions, and limitations in effect on any deferred compensation shall immediately lapse as of the date of such event; and (iii) no other terms, conditions, restrictions, and/or limitations shall be imposed upon any deferred compensation on or after such date, and in no circumstance shall any Account be forfeited on or after such date.  However, this Article affects the availability of distributions only to the extent expressly so stated herein.

11.2         Payment of Deferred Compensation

Upon a Change in Control, each Participant, whether or not he or she is still a member of the Board, shall be paid in a single, lump-sum cash payment the balance of his or her Accounts as of the Valuation Date immediately preceding the date payment is made, (except that the value of the Stock Account shall be determined as of the date of the Change in Control).  Such payment shall be made as soon as practicable, but in any event no later than 90 days after the Change in Control.

11.3         Amendment On or After Change In Control

Upon a Change in Control, no action, including, but not by way of limitation, the amendment, modification, suspension or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of this Plan with respect to the balance in the Participant's Accounts, except to the extent Kodak’s counsel, accountants or auditors identify such amendment or termination as necessary to bring the Plan into compliance with applicable law and/or avoid the imposition of penalties on Participants (provided that an amendment or termination shall not be permitted for the purpose of avoiding penalties imposed on Participants unless the adverse effect of such penalties would be worse than the adverse effect of any such amendment or termination).

Article 12.          Retirement Plan Amounts

12.1         Background

Effective as of February 12, 1999, the Eastman Kodak Company Retirement Plan for Directors (the “Retirement Plan”) was amended and frozen.  One of these amendments ceased the accrual of pension benefits for each Director serving as a member of the Board on February 12,

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 1999 (an “Incumbent Director”) with regard to services rendered by the Incumbent Director after February 12, 1999.  The Retirement Plan was also amended to direct that a one-time credit be made to each Incumbent Director’s Account in an amount representing the present value of the Incumbent Director’s accrued benefit under the Retirement Plan for all services rendered on or prior to February 12, 1999
(the “Accrued Benefit”).  The terms of this Article 12 will apply to those amounts credited to a Participant’s Account as required under the terms of the Retirement Plan.

12.2         Crediting of Accrued Benefit

Effective February 12, 1999, the Account of each Participant who is an Incumbent Director will be credited with an amount representing the Participant’s Accrued Benefit.  At the Participant’s election, this amount will be credited to the Participant’s Stock Account or Deferred Compensation Account.  If the Accrued Benefit is credited to the Participant’s Stock Account, the number of units that will be credited will equal the number of full shares of Common Stock that can be purchased with the dollar amount of the Participant’s Accrued Benefit using the average of the Market Value of Common Stock for the period February 12, 1999 through May 12, 1999.  Any fractional share will be rounded to the next whole share.

12.3         Dividend Equivalents

The units of Common Stock credited to a Participant’s Stock Account under this Article 12 will accrue dividend equivalents in accordance with Section 7.4.

12.4         Stock Dividends, Recapitalization, and Distributions

The terms of Sections 7.5, 7.6 and 7.7 will apply to those units of Common Stock credited to a Participant’s Stock Account under this Article 12.

12.5         Remaining Terms of Plan

All of the remaining terms of the Plan will apply to the Accrued Benefit credited to a Participant’s Account under this Article 12, provided, however, they are not inconsistent with the terms of this Article 12.